BRIGHTHOUSE LIFE INSURANCE COMPANY
Brighthouse Separate Account QPN for Variable Annuities
Supplement dated August 26, 2024
for the variable annuity contracts listed below
This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).
This supplement should be read in its entirety and kept for future reference. If you would like another copy of your disclosure document, write to us at: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, call us at (833) 208-3018, or access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the disclosure document.
Merger of the ClearBridge Small Cap Value Fund into the ClearBridge Small Cap Fund
The Board of Trustees of the ClearBridge Small Cap Value Fund (the “Target Fund”), a portfolio of the Legg Mason Partners Investment Trust that is offered as an investment option in your variable annuity contract, has approved the merger (the “Merger”) of the Target Fund with and into the Clearbridge Small Cap Fund (the “Acquiring Fund”), a portfolio of the Legg Mason Global Asset Management Trust. The Acquiring Fund is not currently offered as an investment option in your contract but will be added as an investment option as of the date of the Merger, expected to be September 6, 2024 (the “Merger Date”).
If you do not wish to remain invested in the Acquiring Fund after the Merger, you may transfer your account value in the Target Fund to any other investment option available under your contract at any time before the Merger Date.
Effective after the close of market on or about September 4, 2024, the Target Fund will not accept any additional purchases or exchanges.
For more information about the Merger, please see the prospectus supplement for the Target Fund and the Acquiring Fund dated May 6, 2024.
Effective as of the Merger Date, the following revisions apply:
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Any reference to “ClearBridge Small Cap Value Fund” is replaced with “ClearBridge Small Cap Fund.”
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Any reference to Legg Mason Partners Investment Trust is replaced with Legg Mason Global Asset Management Trust.
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The following information regarding the Target Fund is replaced with the following:
Investment Objective	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Clearbridge Small Cap Fund – Class A# Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	1.07%	10.47%	7.00%	6.49%
# Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds’ prospectuses for additional information regarding these arrangements.
Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Legg Mason Global Asset Management Trust
Clearbridge Small Cap Fund – Class A	0.70%	0.25%	0.15%	—	1.10%	0.03%	1.07%

Supplement for the following variable annuity contracts:
Brighthouse Separate Account QPN for Variable Annuities
Unallocated Group Variable Annuity (Registered Blueprint I, Blueprint II, Prime Builder I, Prime Builder II; Gold Track Express)
Unallocated Group Variable Annuity (Unregistered Blueprint I; Blueprint II; PrimeBuilder I; Primebuilder II; Gold Track Express)
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE